CYTORI THERAPEUTICS CONTACT
Megan McCormick
+1.858.875.5279
mmccormick@cytori.com

Cytori Reports Second Quarter 2014 Business and Financial Results

San Diego, CA, August 11, 2014 – Cytori Therapeutics (NASDAQ: CYTX) today reports its second quarter 2014 financial results and provides updates on clinical development and commercialization activities.

Cytori achieved total product and contract revenues for the six months and second quarter ended June 30, 2014 of $2.7 million and $1.3 million, respectively, compared to $4.2 million and $2.3 million, respectively for the same periods in 2013. Total net loss was $11.8 million in the second quarter of 2014 compared with $3.2 million in the same period of 2013. Cytori ended the second quarter of 2014 with $12.8 million of cash and cash equivalents and $2.0 million in accounts receivable.

Year-To-Date Highlights

•
Received written notice of intent to exercise the first contract extension with BARDA for ongoing research and development activities required to enable a pilot clinical trial of Cytori Cell Therapy in thermal burn;

•	Selected for a Cardiovascular Cell Therapy Research Network (CCTRN) sponsored trial using Cytori Cell Therapy in patients with ventricular assist devices;

•	Published European PRECISE heart failure trial data in the American Heart Journal;

•	Reported completion of enrollment in an investigator-initiated study for the treatment of anterior cruciate ligament (ACL) injury in Spain;

•	Reported publication of six month outcomes from a 12 patient investigator-initiated study of scleroderma in the Annals of Rheumatic Disease;

•	Expanded global patent portfolio to a total of 68 patents, including three cardiovascular disease patents and a U.S. patent for wound healing.

“Since last quarter, we have reduced expenses significantly, narrowed our focus and, except for ATHENA trial enrollment, expect to achieve our key corporate milestones for 2014, including our BARDA project,” said Dr. Marc Hedrick, President and Chief Executive Officer of Cytori. “We have a current need to raise additional capital, which we are in the process of addressing, and we will continue to strengthen our balance sheet through a combination of reduced expenses, improved cash flow management and increased cost offsets related to our anticipated BARDA contract.”

Financial Performance

Total product and contract revenues for the second quarter of 2014 were $1.3 million, consisting of $0.9 million in product revenues and $0.4 million in contract revenues. This compares to $2.3 million in combined product and contract revenues for the second quarter of 2013, consisting of $1.4 million of product revenues and $0.9 million of contract revenues. Gross profit was $0.2 million in the second quarter of 2014 compared to $0.8 million in the second quarter of 2013.

Research and development expenses were $4.7 million in the second quarter of 2014 compared with $4.2 million in the second quarter of 2013. Sales and marketing expenses declined to $1.9 million from $2.4 million in the second quarter of 2013. General and administrative expenses rose slightly from $4.0 million in the second quarter of 2013 to $4.6 million in 2014.

“In June and July, we implemented a first set of cost saving measures including a reduction in head count and substantial cuts in professional services, in particular legal and accounting expenses,” said Dr. Hedrick. “Total full time headcount has been reduced by approximately 20%. Overall, we anticipate that these reductions will have an approximate impact of $4.4 million on an annual basis. Based on the recent preliminary notification from BARDA and clarity on the new regenerative medicine law in Japan, we would anticipate revenues to increase in the second half of 2014 and 2015, which will be partially offset by additional research and development expenses related to BARDA.”

Net loss was $11.8 million, or ($0.15) per share, for the second quarter of 2014 compared to $3.2 million, or ($0.05) per share, in the second quarter of 2013. Net loss for the second quarter of 2013 was reduced due to a non-cash gain related to Cytori’s acquisition of Olympus’s interest in the Olympus-Cytori Joint Venture during the quarter. In May 2014, Cytori raised $10 million, before placement agent fees and offering expenses, through a registered direct offering. Cytori ended the second quarter of 2014 with $12.8 million of cash and cash equivalents and $2.0 million in accounts receivable.

Cardiovascular Disease

Cytori currently has two prospective, multi-center, double-blind, randomized and placebo-controlled Phase I/II clinical trials investigating Cytori Cell Therapy for heart failure due to ischemic heart disease (the ATHENA I and II trials). Enrollment was suspended during the second quarter to review specific serious adverse events and to implement additional safety-related modifications to the trial protocols. Cytori will be able to resume enrollment in the trials once the U.S. Food and Drug Administration  (FDA) and the Independent Data Monitoring Committee have reviewed and are satisfied by the modifications to the protocols.

The decision to temporarily suspend enrollment followed a standard safety review of the trial and was based on certain cerebrovascular events following the procedure day. Three events have occurred of which two fully resolved within a short period and the third having substantially resolved. “The patient population treated in the ATHENA program consists of sick heart failure patients who have limited or no other treatment options,” said Dr. Hedrick. “Adverse events in this patient population are common; however, we are taking a careful approach with respect to these types of occurrences. Updated enrollment timelines will be based on the final protocol revisions that are agreed upon by key stakeholders. We will provide an updated timeline for the completion of enrollment in the trial when those details are available.”

In addition, Cytori announced in July that its technology had been selected by the Cardiovascular Cell therapy Research Network (CCTRN) for use in a clinical trial in end-stage ischemic heart disease patients who have received a left ventricular assist device (LVAD) in the preceding 60 to 90 days. The trial, named  CELLVAD-ADRC, is the second government sponsored project to use Cytori Cell Therapy, as the CCTRN is supported by grants from the National Heart, Lung, and Blood Institute (NHLBI), a division of the National Institutes of Health (NIH). The trial is a prospective, phase I, double-blind, randomized trial that will enroll 34 patients and will assess safety and feasibility endpoints including adverse events, cardiac function, exercise tolerance, myocardial viability and perfusion, and quality of life over a one year follow-up period.

Thermal Burn & Radiation Injury: BARDA Contract Revenue

Cytori has received a preliminary notice of intent from the Biomedical Advanced Research and Development Authority (BARDA) to exercise the first contract option under the master contract worth up to $106 million received by Cytori in September 2012. Cytori and BARDA are currently in negotiations on the specifics of the additions to the Statement of Work to be executed in the Option 1 period that will extend the contract to September 2016. Cytori will announce the details of the contract if and when they are completed.

In addition to this first contract extension, there are additional contract options under the master contract which BARDA may choose to exercise. The first would potentially follow the completion of Option 1 activities and could fund a thermal burn pivotal trial through the FDA approval submission process. A second could fund further development activities related to thermal burn compromised by concomitant radiation exposure. Cytori plans to submit preclinical data from the base period of the contract for publication this year.

Product Revenue

As part of the year end 2013 financial review, Cytori amended its revenue recognition policy. As a result of this amended policy, Cytori has $3.6 million of unrecognized orders, consisting of products shipped and committed POs, which are anticipated to be recognized in 2014. Based on the current unrecognized orders, total product revenue for the year should be concentrated in the second half of the year. In addition, Cytori anticipates filing for Chinese regulatory approval in the second half of 2014. Obtaining Chinese approval will enable expanded commercial activities for Lorem Vascular in 2015.

Therapeutic pipeline

Cytori’s customers are conducting a number of early stage clinical studies that represent potential pipeline opportunities using Cytori Cell Therapy. Some of the most promising indications under evaluation include: (1) stress urinary incontinence in Japan, (2) anterior cruciate ligament (ACL) repair in Spain, and (3) hand manifestations of scleroderma in Europe.

In the area of stress urinary incontinence, Cytori and representatives from lead trial center Nagoya University Hospital have had a number of meetings with the Pharmaceutical and Medical Devices Agency (PMDA) in Japan regarding a potential multicenter trial using Cytori Cell Therapy in stress urinary incontinence patients. The next step is submitting the proposed trial protocol to the PMDA for review. This study is predicated upon an 11 patient pilot trial conducted at Nagoya that demonstrated improvements in leakage, urethral closure, and patient quality-of-life assessment in men. The data was published online in the International Journal of Urology in 2013.

Enrollment was completed in a pilot trial using Cytori Cell Therapy as a potential adjunctive therapy for ACL injury. The trial was a 20 patient, open label trial that was conducted independently by Ramon Cugat, MD, PhD at the Hospital Quiron in Barcelona, Spain. Initial observations have been encouraging and Cytori will continue to report on these results as they become available. Currently, Dr. Cugat is planning to discuss initial results from the trial at the 1st European Asian Workshop on Ligament and Tendon in Soccer Players in November 2014.

Cytori is pleased to announce that a paper discussing six month outcomes from a 12 patient pilot study using Cytori Cell Therapy to treat disabling hand manifestations of scleroderma was published online today by the Annals of Rheumatic Disease. The study was conducted by Professor Guy Magalon and his team at the at Hôpital de la Conception, AP-HM Marseille, France.

Management Transition

Mark Saad, Cytori’s Chief Financial Officer (CFO), has accepted a new opportunity and will be officially leaving Cytori, effective today. Cytori has recruited a highly qualified candidate who is extremely familiar with Cytori and is currently employed at a local medical company to be our next CFO and VP Finance. The Company will provide a further update on the CFO candidate, who is anticipated to start in September, on the investor call this afternoon. The Board of Directors has appointed Dr. Marc Hedrick, Cytori’s President and Chief Executive Officer, to serve as Principal Financial Officer until a new CFO is appointed. Mr. Saad will remain as a consultant for the Company and will continue to support the management team during the transition period.

Upcoming Milestones

During the remainder of 2014, Cytori intends to:

•
Raise additional capital through one or a combination of:  the sale of equity, strategic corporate partnerships, refinance of our debt, and modification of the terms of the existing Loan Agreement Obtain final decision from BARDA on contract extension

•	Work with the FDA to finalize protocol revisions to the ATHENA trial and provide updated enrollment timelines

•	Announce trial details and timelines for the CCTRN-sponsored CELLVAD-ADRC trial in patients with ventricular assist devices

•	File for Celution® System approval in China

•	Focus pipeline activities on a few targeted indications that can be developed in a cost effective and timely manner

•	Grow research product sales and increase contract related revenues

 Management Conference Call Webcast and Shareholder Letter Information

Cytori will host a management conference call at 5:00 p.m. Eastern Time today to further discuss the Company’s progress. The webcast will be available live and by replay two hours after the call and may be accessed under “Webcasts” in the Investor Relations section of Cytori’s website. If you are unable to access the webcast, you may dial in to the call at +1-877-402-3914, Conference ID: 83523483.

About Cytori

Cytori Therapeutics is developing cell therapies based on autologous adipose-derived regenerative cells (ADRCs) to treat cardiovascular disease and other medical conditions.  Our scientific data suggest ADRCs improve blood flow, moderate the inflammatory response and keep tissue at risk of dying alive. As a result, we believe these cells can be applied across multiple “ischemic” conditions. These therapies are made available to the physician and patient at the point-of-care by Cytori’s proprietary technologies and products, including the Celution® System product family. www.cytori.com

Cautionary Statement Regarding Forward-Looking Statements

This press release includes forward-looking statements that involve known and unknown risks and uncertainties. All statements, other than historical facts, including statements regarding our current plans to raise additional capital, our ability to resolve the suspension of enrollment and provide updated timelines for completion of enrollment of the ATHENA clinical trials, our ability to obtain expanded contract options with BARDA, our ability to publish preclinical data obtained in the base period of our contract with BARDA, our expectation of continuing demand from investigator initiated trial customers, our expectation to recognize deferred revenues, our ability to reduce expenses, and our outlook and financial guidance for 2014 are forward looking statements. Such statements are subject to risks and uncertainties that could cause our actual results and financial position to differ materially. Some of these risks include our pressing need to raise additional capital, our level of indebtedness and covenant restrictions under such indebtedness, the level of future interest in our products by Japan research institutions, performance of our Japan distribution network, clinical, pre-clinical and regulatory uncertainties, such as those associated with our obtaining  FDA approval to resume enrollment in the ATHENA clinical trial, the quality of data supporting execution of BARDA contract options, including risks in the collection and results of clinical data, final clinical outcomes, dependence on third party performance, performance and acceptance of our products in the marketplace, and other risks and uncertainties described under the "Risk Factors" in Cytori's Securities and Exchange Commission Filings, including in its most recent annual and quarterly reports.

There may be events in the future that we are unable to predict, or over which we have no control, and our business, financial condition, results of operations and prospects may change in the future. We assume no responsibility to update or revise any forward-looking statements to reflect events, trends or circumstances after the date they are made unless we have an obligation under U.S. Federal securities laws to do so.

###

CYTORI THERAPEUTICS, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(UNAUDITED)

	As of June 30, 2014	As of December 31, 2013
Assets
Current assets:
Cash and cash equivalents	$ 12,760,000	$ 15,506,000
Accounts receivable, net of reserves of $1,162,000 and $1,445,000 in 2014 and 2013, respectively	2,004,000	4,152,000
Inventories, net	4,488,000	3,694,000
Other current assets	1,288,000	1,225,000

Total current assets	20,540,000	24,577,000

Property and equipment, net	1,290,000	1,054,000
Restricted cash and cash equivalents	350,000	350,000
Other assets	2,567,000	2,812,000
Intangibles, net	9,581,000	9,345,000
Goodwill	3,922,000	3,922,000

Total assets	$ 38,250,000	$ 42,060,000

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$ 6,527,000	$ 6,077,000
Current portion of long-term obligations, net of discount	7,342,000	3,191,000
Termination fee obligation	—	400,000
Puregraft divestiture obligation	215,000	547,000
Joint Venture purchase obligation	2,647,000	4,691,000

Total current liabilities	16,731,000	14,906,000

Deferred revenues	212,000	212,000
Long-term deferred rent and other	613,000	710,000
Long-term obligations, net of discount, less current portion	19,501,000	23,100,000

Total liabilities	37,057,000	38,928,000

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized; -0- shares issued and outstanding in 2014 and 2013	—	—
Common stock, $0.001 par value; 145,000,000 shares authorized; 79,541,775 and 71,305,375 shares issued and outstanding in 2014 and 2013, respectively	79,000	71,000
Additional paid-in capital	323,848,000	303,710,000
Accumulated other comprehensive income	399,000	256,000
Accumulated deficit	(323,133,000)	(300,905,000)

Total stockholders’ equity	1,193,000	3,132,000

Total liabilities and stockholders’ equity	$ 38,250,000	$ 42,060,000

SEE NOTES TO UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

CYTORI THERAPEUTICS, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(UNAUDITED)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2014	2013	2014	2013

Product revenues	$ 935,000	$ 1,408,000	$ 1,965,000	$ 2,800,000

Cost of product revenues	766,000	608,000	1,187,000	1,365,000

Gross profit	169,000	800,000	778,000	1,435,000

Development revenues:
Development, related party	—	—	—	638,000
Development revenue	—	—	—	1,179,000
Government contracts and other	356,000	859,000	759,000	1,408,000
	356,000	859,000	759,000	3,225,000
Operating expenses:
Research and development	4,674,000	4,150,000	8,966,000	7,869,000
Sales and marketing	1,934,000	2,410,000	3,861,000	4,667,000
General and administrative	4,602,000	4,046,000	8,942,000	7,892,000
Change in fair value of warrant liability	—	(84,000)	—	(418,000)
Change in fair value of option liability	—	(2,500,000)	—	(2,250,000)

Total operating expenses	11,210,000	8,022,000	21,769,000	17,760,000

Operating loss	(10,685,000)	(6,363,000)	(20,232,000)	(13,100,000)

Other income (expense):
Loss on asset disposal	(1,000)	(257,000)	(1,000)	(257,000)
Gain on previously held equity interest in Joint Venture	—	4,892,000	—	4,892,000
Loss on debt extinguishment	—	(708,000)	—	(708,000)
Interest income	1,000	1,000	3,000	1,000
Interest expense	(1,085,000)	(652,000)	(2,026,000)	(1,361,000)
Other income (expense), net	(58,000)	(124,000)	28,000	(296,000)
Equity loss from investment in joint venture	—	—	—	(48,000)

Total other income (expense)	(1,143,000)	3,152,000	(1,996,000)	2,223,000

Net loss	$ (11,828,000)	$ (3,211,000)	$ (22,228,000)	$ (10,877,000)

Other comprehensive income (loss) – foreign currency translation adjustments	193,000	76,000	143,000	(34,000)

Net comprehensive loss	$ (11,635,000)	$ (3,135,000)	$ (22,085,000)	$ (10,911,000)

Basic and diluted net loss per common share	$ (0.15)	$ (0.05)	$ (0.29)	$ (0.16)

Basic and diluted weighted average common shares	76,682,643	67,200,588	75,399,647	67,096,348

SEE NOTES TO UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

CYTORI THERAPEUTICS, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)
	For the Six Months Ended June 30,
	2014	2013
Cash flows from operating activities:
Net loss	$ (22,228,000)	$ (10,877,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	344,000	660,000
Amortization of deferred financing costs and debt discount	562,000	330,000
Joint Venture acquisition obligation accretion	145,000	51,000
Provision for doubtful accounts	836,000	188,000
Provision for expired enzyme	209,000	—
Change in fair value of warrant liability	—	(418,000)
Change in fair value of option liability	—	(2,250,000)
Share-based compensation expense	1,448,000	1,838,000
Equity loss from investment in Joint Venture	—	48,000
Loss on asset disposal	—	257,000
Gain on previously held equity interest in Joint Venture	—	(4,892,000)
Loss on debt extinguishment	—	708,000
Increases (decreases) in cash caused by changes in operating assets and liabilities:
Accounts receivable	1,389,000	862,000
Inventories	(442,000)	(816,000)
Other current assets	(59,000)	(27,000)
Other assets	(280,000)	(587,000)
Accounts payable and accrued expenses	124,000	(279,000)
Deferred revenues, related party	—	(638,000)
Deferred revenues	—	(1,200,000)
Long-term deferred rent	(97,000)	28,000

Net cash used in operating activities	(18,049,000)	(17,014,000)

Cash flows from investing activities:
Purchases of property and equipment	(555,000)	(432,000)
Expenditures for intellectual property	(255,000)	—
License agreement termination fee	(400,000)	(400,000)
Cash acquired in purchase of Joint Venture	—	5,000

Net cash used in investing activities	(1,210,000)	(827,000)

Cash flows from financing activities:
Principal payments on long-term obligations	—	(22,292,000)
Proceeds from long-term obligations	—	27,000,000
Debt issuance costs and loan fees	—	(1,744,000)
Joint Venture purchase payments	(2,189,000)	(70,000)
Proceeds from exercise of employee stock options and warrants	33,000	115,000
Proceeds from sale of common stock	19,075,000	3,001,000
Costs from sale of common stock	(410,000)	(184,000)

Net cash provided by financing activities	16,509,000	5,826,000

Effect of exchange rate changes on cash and cash equivalents	4,000	(81,000)

Net decrease in cash and cash equivalents	(2,746,000)	(12,096,000)

Cash and cash equivalents at beginning of period	15,506,000	25,717,000

Cash and cash equivalents at end of period	$ 12,760,000	$ 13,621,000

SEE NOTES TO UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

PART I. FINANCIAL INFORMATION
Item 1. Financial Statements
CYTORI THERAPEUTICS, INC.
CONSOLIDATED CONDENSED BALANCE SHEETS
(UNAUDITED)

	As of June 30, 2014	As of December 31, 2013
Assets
Current assets:
Cash and cash equivalents	$12,760,000	$15,506,000
Accounts receivable, net of reserves of $1,162,000 and $1,445,000 in 2014 and 2013, respectively	2,004,000	4,152,000
Inventories, net	4,488,000	3,694,000
Other current assets	1,288,000	1,225,000

Total current assets	20,540,000	24,577,000

Property and equipment, net	1,290,000	1,054,000
Restricted cash and cash equivalents	350,000	350,000
Other assets	2,567,000	2,812,000
Intangibles, net	9,581,000	9,345,000
Goodwill	3,922,000	3,922,000

Total assets	$38,250,000	$42,060,000

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$6,527,000	$6,077,000
Current portion of long-term obligations, net of discount	7,342,000	3,191,000
Termination fee obligation	—	400,000
Puregraft divestiture obligation	215,000	547,000
Joint Venture purchase obligation	2,647,000	4,691,000

Total current liabilities	16,731,000	14,906,000

Deferred revenues	212,000	212,000
Long-term deferred rent and other	613,000	710,000
Long-term obligations, net of discount, less current portion	19,501,000	23,100,000

Total liabilities	37,057,000	38,928,000

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000,000 shares authorized; -0- shares issued and outstanding in 2014 and 2013	—	—
Common stock, $0.001 par value; 145,000,000 shares authorized; 79,541,775 and 71,305,375 shares issued and outstanding in 2014 and 2013, respectively	79,000	71,000
Additional paid-in capital	323,848,000	303,710,000
Accumulated other comprehensive income	399,000	256,000
Accumulated deficit	(323,133,000)	(300,905,000)

Total stockholders’ equity	1,193,000	3,132,000

Total liabilities and stockholders’ equity	$38,250,000	$42,060,000

SEE NOTES TO UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

CYTORI THERAPEUTICS, INC.
CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(UNAUDITED)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2014	2013	2014	2013

Product revenues	$ 935,000	$ 1,408,000	$ 1,965,000	$ 2,800,000

Cost of product revenues	766,000	608,000	1,187,000	1,365,000

Gross profit	169,000	800,000	778,000	1,435,000

Development revenues:
Development, related party	—	—	—	638,000
Development revenue	—	—	—	1,179,000
Government contracts and other	356,000	859,000	759,000	1,408,000
	356,000	859,000	759,000	3,225,000
Operating expenses:
Research and development	4,674,000	4,150,000	8,966,000	7,869,000
Sales and marketing	1,934,000	2,410,000	3,861,000	4,667,000
General and administrative	4,602,000	4,046,000	8,942,000	7,892,000
Change in fair value of warrant liability	—	(84,000)	—	(418,000)
Change in fair value of option liability	—	(2,500,000)	—	(2,250,000)

Total operating expenses	11,210,000	8,022,000	21,769,000	17,760,000

Operating loss	(10,685,000)	(6,363,000)	(20,232,000)	(13,100,000)

Other income (expense):
Loss on asset disposal	(1,000)	(257,000)	(1,000)	(257,000)
Gain on previously held equity interest in Joint Venture	—	4,892,000	—	4,892,000
Loss on debt extinguishment	—	(708,000)	—	(708,000)
Interest income	1,000	1,000	3,000	1,000
Interest expense	(1,085,000)	(652,000)	(2,026,000)	(1,361,000)
Other income (expense), net	(58,000)	(124,000)	28,000	(296,000)
Equity loss from investment in joint venture	—	—	—	(48,000)

Total other income (expense)	(1,143,000)	3,152,000	(1,996,000)	2,223,000

Net loss	$ (11,828,000)	$ (3,211,000)	$ (22,228,000)	$ (10,877,000)

Other comprehensive income (loss) – foreign currency translation adjustments	193,000	76,000	143,000	(34,000)

Net comprehensive loss	$ (11,635,000)	$ (3,135,000)	$ (22,085,000)	$ (10,911,000)

Basic and diluted net loss per common share	$ (0.15)	$ (0.05)	$ (0.29)	$ (0.16)

Basic and diluted weighted average common shares	76,682,643	67,200,588	75,399,647	67,096,348

SEE NOTES TO UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

CYTORI THERAPEUTICS, INC.
CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
(UNAUDITED)
	For the Six Months Ended June 30,
	2014	2013
Cash flows from operating activities:
Net loss	$ (22,228,000)	$ (10,877,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	344,000	660,000
Amortization of deferred financing costs and debt discount	562,000	330,000
Joint Venture acquisition obligation accretion	145,000	51,000
Provision for doubtful accounts	836,000	188,000
Provision for expired enzyme	209,000	—
Change in fair value of warrant liability	—	(418,000)
Change in fair value of option liability	—	(2,250,000)
Share-based compensation expense	1,448,000	1,838,000
Equity loss from investment in Joint Venture	—	48,000
Loss on asset disposal	—	257,000
Gain on previously held equity interest in Joint Venture	—	(4,892,000)
Loss on debt extinguishment	—	708,000
Increases (decreases) in cash caused by changes in operating assets and liabilities:
Accounts receivable	1,386,000	862,000
Inventories	(526,000)	(816,000)
Other current assets	(59,000)	(27,000)
Other assets	(281,000)	(587,000)
Accounts payable and accrued expenses	124,000	(279,000)
Deferred revenues, related party	—	(638,000)
Deferred revenues	—	(1,200,000)
Long-term deferred rent	(97,000)	28,000

Net cash used in operating activities	(18,137,000)	(17,014,000)

Cash flows from investing activities:
Purchases of property and equipment	(467,000)	(432,000)
Expenditures for intellectual property	(255,000)	—
License agreement termination fee	(400,000)	(400,000)
Cash acquired in purchase of Joint Venture	—	5,000

Net cash used in investing activities	(1,122,000)	(827,000)

Cash flows from financing activities:
Principal payments on long-term obligations	—	(22,292,000)
Proceeds from long-term obligations	—	27,000,000
Debt issuance costs and loan fees	—	(1,744,000)
Joint Venture purchase payments	(2,189,000)	(70,000)
Proceeds from exercise of employee stock options and warrants	33,000	115,000
Proceeds from sale of common stock	19,075,000	3,001,000
Costs from sale of common stock	(410,000)	(184,000)

Net cash provided by financing activities	16,509,000	5,826,000

Effect of exchange rate changes on cash and cash equivalents	4,000	(81,000)

Net decrease in cash and cash equivalents	(2,746,000)	(12,096,000)

Cash and cash equivalents at beginning of period	15,506,000	25,717,000

Cash and cash equivalents at end of period	$ 12,760,000	$ 13,621,000

SEE NOTES TO UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS